UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

CRESCENT REAL ESTATE EQUITIES COMPANY

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-13038 (Commission file number)	52-1862813 (I.R.S. Employer Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas 76102
(817) 321-2100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

     All references in this Form 8-K to “Crescent,” “we,” “us” or “our” mean Crescent Real Estate Equities Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On March 21, 2005, our Board of Trust Managers adopted the Third Amended and Restated Bylaws of Crescent Real Estate Equities Company (the “Amended Bylaws”). The Amended Bylaws were adopted in order to amend Article IV to (i) add the officer position of “Managing Director” to the list of officer positions specifically designated in our Bylaws and (ii) clarify the procedures for election and appointment of officers. In addition, Article II of the Bylaws was amended to permit our Board of Trust Managers to fix the date of our annual meeting in a month other than June, without the need for a further amendment to the Bylaws. The form of the Third Amended and Restated Bylaws is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

     The following exhibits are included in this Form 8-K.

     (c) Exhibits.

      3.1 Third Amended and Restated Bylaws of Crescent Real Estate Equities Company

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT REAL ESTATE EQUITIES COMPANY
By:	/s/ CHRISTOPHER T. PORTER
	Name:	Christopher T. Porter
	Title:	Senior Vice President and Treasurer

Date: March 24, 2005